UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08327

Name of Fund:  BlackRock Global Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Global Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 08/31/06

Item 1 -   Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock
Global Growth Fund, Inc.

ANNUAL REPORT   AUGUST 31, 2006


(BLACKROCK logo)



NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Global Growth Fund, Inc.
Box 9011
Princeton, NJ 08543-9011



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BlackRock Global Growth Fund, Inc.


Portfolio Information as of August 31, 2006


                                        Country of     Percent of
Ten Largest Equity Holdings               Origin       Net Assets

Macquarie Bank Ltd.                    Australia           1.9%
QBE Insurance Group Ltd.               Australia           1.9
BHP Billiton Ltd.                      Australia           1.7
Cheung Kong Infrastructure
   Holdings Ltd.                       Hong Kong           1.6
Corning, Inc.                          United States       1.5
Australia & New Zealand
   Banking Group Ltd.                  Australia           1.5
Novartis AG Registered
   Shares                              Switzerland         1.5
Commonwealth Bank of
   Australia                           Australia           1.5
National Australia Bank Ltd.           Australia           1.5
Diageo Plc                             United Kingdom      1.5



                                                       Percent of
Five Largest Industries                                Net Assets

Commercial Banks                                           9.4%
Metals & Mining                                            6.8
Oil, Gas & Consumable Fuels                                6.2
Construction & Engineering                                 5.7
Communications Equipment                                   5.2

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.



                                                       Percent of
Geographic Allocation                                    Total
by Country                                            Investments

United States                                             29.2%
Australia                                                 20.3
India                                                     11.5
Japan                                                      9.9
Hong Kong                                                  5.6
United Kingdom                                             3.6
Canada                                                     3.5
Switzerland                                                2.8
South Africa                                               2.1
France                                                     2.0
South Korea                                                1.7
Germany                                                    1.6
Italy                                                      0.8
Norway                                                     0.7
China                                                      0.7
Finland                                                    0.5
Spain                                                      0.4
Brazil                                                     0.3
Other*                                                     2.8

 * Includes portfolio holdings in short-term investments.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


   Data, including assets under management, are as of June 30, 2006.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund significantly outperformed the MSCI World Index and its comparable Lipper category average for the fiscal year, benefiting from favorable stock selection and geographic allocations.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2006, BlackRock Global Growth Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +20.13%, +19.18%, +19.15%, +20.41% and +19.78%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund outperformed the +15.77% return of its unmanaged benchmark, the Morgan Stanley Capital International (MSCI) World Index, and the +14.22% average return of the Lipper Global Multi-Cap Growth Funds category for the same period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside the United States with market capitalizations, on a three-year weighted basis, greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup BMI.)

Global equity markets posted strong returns, on a U.S. dollar basis, during the 12 months ended August 31, 2006. All local markets in which the Fund was invested outperformed the MSCI World Index, with the exception of the United States. The S&P 500 Index's below-average return of +8.88% is noteworthy, as this major U.S. equity index accounts for more than 50% of the MSCI World Index.

The strong returns seen over the fiscal year were driven by robust rates of economic growth in the United States and other regions around the globe. In particular, the Asia-Pacific region was a prime contributor to a high level of global demand for energy, materials and industrial inputs. Gross domestic product (GDP) growth rates of nearly 10% were seen in China and India, while U.S. growth advanced at a rate above the long-term trend for most of the period. After several quarters of favorable performance, many global equity markets became extended and overdue for a price correction. At the same time, an unsustainable, and perhaps speculative, upward price spiral in many sectors - particularly energy and materials - surfaced.

From early May to early June, many global equity markets in which the Fund invests experienced price corrections of between 8% (U.S., as measured by the S&P 500 Index) and as much as 29% (India, as measured by the BSE Sensex 30 Index). The MSCI World Index declined roughly 12% during this period. Such price action was largely triggered by global liquidity concerns as many monetary authorities around the world adopted a decidedly "tighter" interest rate stance. In the United States, increasing inflationary expectations and questions over the interest rate policy intentions of the Federal Reserve Board (the Fed) contributed to heightened investor uncertainty. In Japan, monetary authorities moved away from the zero interest rate policy that existed for many years. A gradually improving economy helped to reduce the deflationary fears that have troubled consumers and businesses for a prolonged period of time. The implications of lower global liquidity served to increase risk premium levels and decrease stock market valuations.

Toward fiscal year-end, global equity markets retraced portions of their respective sell-offs. The recoveries ranged from nearly 50% (Australia, as measured by the ASX 200 Index) to as much as 100% (U.S.). The MSCI World Index recouped about two-thirds of its sell-off during this time. While increased investor complacency allowed this recovery to occur, a distinct change of market leadership ensued. The cyclically biased outperformance of the energy, industrials and materials sectors transitioned to a more risk-averse, defensive market posture where consumer staples, healthcare and financials performed well. As is typical with this type of market action, these changes were more reflective of a shift in investor sentiment than any dramatic change in underlying fundamentals to date.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



What factors most influenced Fund performance?

The Fund's outperformance of its benchmark is attributed to a combination of favorable stock selection and geographic allocations. In particular, the Fund benefited from successful stock selection in the consumer discretionary, energy, information technology (IT), materials and industrials sectors. From a geographic perspective, an underweight position in the United States and overweightings in India, Australia and South Korea contributed to Fund results. Among the top stocks were mining companies Hindustan Zinc Ltd. (India), Zinifex Ltd. (Australia) and Cameco Corp. (Canada); automaker Hyundai Motor Co. (South Korea); diversified industrials company Reliance Industries Ltd. (India); engineering firm Larsen & Tourbro Ltd. (India); and energy services firm Aker Kvaerner ASA (Norway), a provider of construction services to the energy industry. Other stocks that contributed meaningfully to Fund performance were health care company CSL Ltd. (Australia), real estate company Leopalace21 Corp. (Japan) and insurance company QBE Insurance Group Ltd. (Australia).

Offsetting the positives were underweight positions in financials, utilities and consumer staples. Geographically, our holdings in Switzerland, Germany, the United Kingdom and Japan marginally detracted from returns. Shares of Cyber Communications Inc. (Japan), Toll Holdings Pty Ltd. (Australia), Joy Global Inc. (U.S.), Electronic Arts (U.S.) and Exxon Mobil Corp. (U.S.) were among the individual holdings that negatively impacted returns for the period.


What changes were made to the portfolio during the period?

After increasing our long-standing underweight in Japan early in the fiscal year to a near 50% overweight, we took select profits and reduced this posture to reflect a weighting equal to that of the benchmark (approximately 10% of net assets) by period-end. Questions surrounding the recovery in consumer spending and the impact of tighter monetary policy caused us to revisit our outlook for the Japanese equities market. In addition, we also reduced exposure to South Korea and increased exposure to the United Kingdom, primarily for stock-specific reasons. Our U.S. weighting increased marginally but remained well under that of the benchmark at just under 30% of net assets, versus the index's 52%. From a sector perspective, we increased the Fund's commitment to IT by roughly eight percentage points during the fiscal year to approximately 13% of net assets. After remaining well underweighted for multiple investment periods, we chose to expand our exposure primarily in the communications equipment and IT services segments, where we believe above-average global growth opportunities exist. This resulted in a modest overweight compared to the benchmark. We also increased the Fund's exposure to the materials sector during the period, emphasizing metals and mining in the Australian market and trimming chemical company investments. Our position in the industrials sector was expanded slightly due to individual stock selection. At period-end, industrials represented the largest sector weighting in the portfolio at more than 20% of net assets. Finally, we reduced exposure to the consumer discretionary sector amid stock-specific issues and to the energy sector on profit-taking opportunities.

We added several new names to the portfolio throughout the fiscal year, including BHP Billiton Ltd. (Australia), Corning Inc. (U.S.), Australia & New Zealand Banking Group Limited (Australia), Novartis AG (Switzerland) and Diageo Plc (U.K.). Among the noteworthy deletions were Porsche AG (Germany), Sanofi-Aventis S.A. (France), 3M Co. (U.S.), Coca-Cola Amatil Ltd. (Australia) and Reckitt Benckiser Plc (U.K.).


How would you characterize the Fund's position at the close of the period?

While U.S. economic growth is slowing to a typical later cycle rate of expansion (in the area of 2%-3%), many other global economies continue to experience strong rates of growth. Specifically, GDP growth in the Asia-Pacific region is expected to remain at high levels and growth in continental Europe is expected to improve at an even faster rate than had been anticipated. Although we are not predicting a significant slowdown in the U.S. economy, this region presents the most challenging element in the overall global growth landscape. As such, we maintain an underweight exposure to the United States.

We believe the Fund remains well-positioned to take advantage of profitable opportunities in the Asia-Pacific region, where markets are experiencing above-average growth. Relatively high rates of growth in demand for energy, materials, industrial and consumer goods are expected to support an upward secular trend in energy and materials prices for an extended period of time.
We believe such rates of real growth are attainable over the visible future with above-average spending in public and private infrastructure and the emergence of new consumer markets within many of these countries. Recent price corrections in many of these markets appear temporary against this longer-term background. As of period-end, about 50% of the Fund's net assets was invested in stocks in these markets and less than 17% in emerging market economies.


Thomas E. Burke, CFA
Vice President and Portfolio Manager


September 12, 2006


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and
Institutional Shares, respectively. Class R Shares remain the same.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Performance Data


About Fund Performance


The Fund has multiple classes of shares:


* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenace fees and are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                        6-Month           12-Month       Since Inception
As of August 31, 2006                                 Total Return      Total Return       Total Return
Class A Shares*                                           +4.23%           +20.13%            +58.63%
Class B Shares*                                           +3.78            +19.18             +49.00
Class C Shares*                                           +3.79            +19.15             +47.90
Class I Shares*                                           +4.35            +20.41             +62.13
Class R Shares*                                           +4.06            +19.78             +56.74
MSCI World Index**                                        +4.97            +15.77             +69.40

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 10/31/97.

** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.
   Since inception total returns are from 10/31/97.


BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Class A, Class B, Class C, Class I and Class R Shares*++ compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


Class A Shares*++

Date                                      Value

10/31/1997**                            $ 9,475.00
August 1998                             $10,186.00
August 1999                             $13,059.00
August 2000                             $18,437.00
August 2001                             $11,140.00
August 2002                             $ 8,202.00
August 2003                             $ 8,863.00
August 2004                             $ 9,996.00
August 2005                             $12,511.00
August 2006                             $15,030.00


Class B Shares*++

Date                                      Value

10/31/1997**                            $10,000.00
August 1998                             $10,680.00
August 1999                             $13,592.00
August 2000                             $19,035.00
August 2001                             $11,419.00
August 2002                             $ 8,341.00
August 2003                             $ 8,940.00
August 2004                             $10,002.00
August 2005                             $12,421.00
August 2006                             $14,900.00


Class C Shares*++

Date                                      Value

10/31/1997**                            $10,000.00
August 1998                             $10,680.00
August 1999                             $13,588.00
August 2000                             $19,030.00
August 2001                             $11,425.00
August 2002                             $ 8,337.00
August 2003                             $ 8,935.00
August 2004                             $ 9,997.00
August 2005                             $12,413.00
August 2006                             $14,790.00


Class I Shares*++

Date                                      Value

10/31/1997**                            $10,000.00
August 1998                             $10,780.00
August 1999                             $13,848.00
August 2000                             $19,591.00
August 2001                             $11,874.00
August 2002                             $ 8,768.00
August 2003                             $ 9,494.00
August 2004                             $10,722.00
August 2005                             $13,464.00
August 2006                             $16,213.00


Class R Shares*++

Date                                      Value

10/31/1997**                            $10,000.00
August 1998                             $10,735.00
August 1999                             $13,722.00
August 2000                             $19,317.00
August 2001                             $11,648.00
August 2002                             $ 8,558.00
August 2003                             $ 9,269.00
August 2004                             $10,485.00
August 2005                             $13,087.00
August 2006                             $15,674.00


MSCI World Index++++

Date                                      Value

10/31/1997**                            $10,000.00
August 1998                             $10,390.00
August 1999                             $13,823.00
August 2000                             $15,638.00
August 2001                             $11,668.00
August 2002                             $ 9,661.00
August 2003                             $10,716.00
August 2004                             $12,390.00
August 2005                             $14,633.00
August 2006                             $16,940.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

     Past performance is not indicative of future results.




Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 8/31/06                    +20.13%           +13.82%
Five Years Ended 8/31/06                  + 6.17            + 5.03
Inception (10/31/97)
through 8/31/06                           + 5.36            + 4.72



                                      Return Without     Return With
                                           CDSC           CDSC++++++
Class B Shares++

One Year Ended 8/31/06                    +19.18%           +15.18%
Five Years Ended 8/31/06                  + 5.33            + 5.00
Inception (10/31/97)
through 8/31/06                           + 4.62            + 4.62



                                      Return Without     Return With
                                           CDSC           CDSC++++++
Class C Shares++++

One Year Ended 8/31/06                    +19.15%           +18.15%
Five Years Ended 8/31/06                  + 5.30            + 5.30
Inception (10/31/97)
through 8/31/06                           + 4.53            + 4.53



Class I Shares                                              Return

One Year Ended 8/31/06                                      +20.41%
Five Years Ended 8/31/06                                    + 6.43
Inception (10/31/97)
through 8/31/06                                             + 5.62



Class R Shares                                              Return

One Year Ended 8/31/06                                      +19.78%
Five Years Ended 8/31/06                                    + 6.12
Inception (10/31/97)
through 8/31/06                                             + 5.22


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2006 and held through August 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value      March 1, 2006
                                                        March 1,         August 31,       to August 31,
                                                          2006              2006               2006
Actual
Class A                                                  $1,000          $1,042.30            $ 7.05
Class B                                                  $1,000          $1,037.80            $10.63
Class C                                                  $1,000          $1,037.90            $10.99
Class I                                                  $1,000          $1,043.50            $ 5.72
Class R                                                  $1,000          $1,040.60            $ 8.33

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,018.29            $ 6.97
Class B                                                  $1,000          $1,014.76            $10.51
Class C                                                  $1,000          $1,014.41            $10.87
Class I                                                  $1,000          $1,019.60            $ 5.65
Class R                                                  $1,000          $1,017.03            $ 8.24


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.37% for Class A, 2.07% for Class B, 2.14% for Class C, 1.11% for Class I and 1.62% for
   Class R), multiplied by the average account value over the period, multiplied by 184/365
   (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Schedule of Investments                                        (in U.S. dollars)



                                                         Shares
       Industry               Common Stocks                Held        Value

Africa

South Africa--2.2%

       Construction & Engineering--0.2%

       Aveng Ltd.                                       272,700   $   1,009,860

       Construction Materials--0.3%

       Pretoria Portland Cement Co. Ltd.                 24,000       1,294,868

       Health Care Providers &
       Services--0.2%

       Network Healthcare Holdings Ltd.                 719,300       1,167,241

       Industrial Conglomerates--0.4%

       Barloworld Ltd.                                   91,800       1,728,412

       Media--0.3%

       Naspers Ltd.                                      75,700       1,307,164

       Metals & Mining--0.7%

       Impala Platinum Holdings Ltd.                      8,700       1,610,888
       Kumba Resouces Ltd.                               94,900       1,914,716
                                                                  -------------
                                                                      3,525,604

       Pharmaceuticals--0.1%

       Aspen Pharmacare Holdings Ltd.                   148,100         684,629

       Total Common Stocks in
       Africa--2.2%                                                  10,717,778


Europe

Finland--0.5%

       Oil, Gas & Consumable Fuels--0.5%

       Neste Oil Oyj                                     78,400       2,468,754

       Total Common Stocks in Finland                                 2,468,754


France--2.1%

       Construction & Engineering--1.2%

       Vinci SA                                          53,000       5,732,700

       Machinery--0.3%

       Vallourec                                          6,000       1,344,052

       Textiles, Apparel &
       Luxury Goods--0.6%

       LVMH Moet Hennessy Louis Vuitton SA               29,500       3,034,133

       Total Common Stocks in France                                 10,110,885


Germany--1.7%

       Chemicals--0.4%

       Wacker Chemie AG (a)                              17,600       2,123,346

       Industrial Conglomerates--0.8%

       Siemens AG                                        45,000       3,812,114

       Software--0.5%

       SAP AG                                            12,000       2,290,110

       Total Common Stocks in Germany                                 8,225,570


Italy--0.8%

       Commercial Banks--0.8%

       UniCredito Italiano SpA                          508,000       4,047,899

       Total Common Stocks in Italy                                   4,047,899


Norway--0.7%

       Energy Equipment & Services--0.7%

       Aker Kvaerner ASA                                 37,100       3,560,065

       Total Common Stocks in Norway                                  3,560,065



                                                         Shares
       Industry               Common Stocks                Held        Value

Europe (concluded)

Spain--0.3%

       Transportation Infrastructure--0.3%

       Cintra Concesiones de Infraestructuras
       de Transporte SA                                 135,000   $   1,792,005

       Total Common Stocks in Spain                                   1,792,005


Switzerland--2.8%

       Commercial Services &
       Supplies--0.5%

       SGS SA                                             2,400       2,189,870

       Pharmaceuticals--1.5%

       Novartis AG Registered Shares                    131,000       7,464,009

       Textiles, Apparel &
       Luxury Goods--0.8%

       The Swatch Group Ltd. Registered Shares          103,700       4,087,611

       Total Common Stocks in Switzerland                            13,741,490


United Kingdom--3.6%

       Beverages--1.5%

       Diageo Plc                                       408,300       7,261,670

       Commercial Banks--1.1%

       HSBC Holdings Plc                                300,000       5,438,256

       Pharmaceuticals--1.0%

       GlaxoSmithKline Plc                              180,000       5,094,727

       Total Common Stocks in
       the United Kingdom                                            17,794,653

       Total Common Stocks
       in Europe--12.5%                                              61,741,321


Latin America

Brazil--0.4%

       Personal Products--0.4%

       Natura Cosmeticos SA                             137,300       1,715,848

       Total Common Stocks in
       Latin America--0.4%                                            1,715,848


North America

Canada--3.5%

       Chemicals--0.4%

       Potash Corp. of Saskatchewan                      22,000       2,154,702

       Commercial Banks--0.5%

       Royal Bank of Canada                              58,700       2,590,787

       Diversified Financial Services--0.5%

       TSX Group, Inc.                                   51,400       2,297,310

       Energy Equipment & Services--0.6%

       Ensign Resource Service Group                    134,800       2,775,562

       Metals & Mining--0.3%

       Teck Cominco Ltd. Class B                         20,100       1,333,057

       Oil, Gas & Consumable Fuels--1.2%

       Cameco Corp.                                     152,600       6,220,882


       Total Common Stocks in Canada                                 17,372,300



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Schedule of Investments (continued)                            (in U.S. dollars)



                                                         Shares
       Industry               Common Stocks                Held        Value

North America (continued)

United States--29.6%

       Aerospace & Defense--1.4%

       BE Aerospace, Inc. (a)                           105,200   $   2,510,072
       Lockheed Martin Corp.                             50,900       4,204,340
                                                                  -------------
                                                                      6,714,412

       Capital Markets--1.0%

       The Charles Schwab Corp.                         314,300       5,126,233

       Commercial Banks--0.6%

       HDFC Bank Ltd.                                    48,900       2,781,432

       Communications Equipment--4.3%

       Cisco Systems, Inc. (a)                          225,000       4,947,750
       Corning, Inc. (a)                                342,200       7,610,528
       Motorola, Inc.                                   220,000       5,143,600
       QUALCOMM, Inc.                                    98,000       3,691,660
                                                                  -------------
                                                                     21,393,538

       Construction & Engineering--1.2%

       Jacobs Engineering Group, Inc. (a)                64,800       5,643,432

       Diversified Financial Services--1.0%

       Citigroup, Inc.                                  100,000       4,935,000

       Electrical Equipment--2.0%

       Emerson Electric Co.                              56,800       4,666,120
       Roper Industries, Inc.                           113,500       5,264,130
                                                                  -------------
                                                                      9,930,250

       Energy Equipment & Services--3.2%

       Grant Prideco, Inc. (a)                          105,200       4,368,956
       Halliburton Co.                                   74,200       2,420,404
       National Oilwell Varco, Inc. (a)(d)               72,200       4,714,660
       Schlumberger Ltd.                                 72,600       4,450,380
                                                                  -------------
                                                                     15,954,400

       Food Products--1.1%

       Bunge Ltd.                                        98,500       5,549,490

       Health Care Providers & Services--1.8%

       Sierra Health Services, Inc. (a)                  95,900       4,114,110
       WellPoint, Inc. (a)                               60,900       4,714,269
                                                                  -------------
                                                                      8,828,379

       Health Care Technology--1.2%

       Cerner Corp. (a)                                 130,000       5,987,800

       Hotels, Restaurants & Leisure--0.9%

       Starbucks Corp. (a)                              137,400       4,260,774

       Household Products--1.3%

       The Procter & Gamble Co.                         100,900       6,245,710

       IT Services--1.0%

       Cognizant Technology Solutions Corp. (a)          71,300       4,984,583

       Internet Software & Services--1.9%

       Google, Inc. Class A (a)                          13,000       4,920,890
       Yahoo!, Inc. (a)                                 160,900       4,637,138
                                                                  -------------
                                                                      9,558,028

       Machinery--2.3%

       ITT Corp.                                         92,000       4,503,400
       Joy Global, Inc.                                  61,600       2,682,064
       Trinity Industries, Inc.                         127,200       4,243,392
                                                                  -------------
                                                                     11,428,856



                                                         Shares
       Industry               Common Stocks                Held        Value

North America (concluded)

United States (concluded)

       Metals & Mining--1.1%

       Phelps Dodge Corp.                                60,700   $   5,432,650

       Oil, Gas & Consumable Fuels--2.3%

       Exxon Mobil Corp.                                104,700       7,085,049
       Valero Energy Corp.                               71,100       4,081,140
                                                                  -------------
                                                                     11,166,189

       Total Common Stocks in
       the United States                                            145,921,156

       Total Common Stocks
       in North America--33.1%                                      163,293,456



Pacific Basin

Australia--20.6%

       Biotechnology--1.1%

       CSL Ltd.                                         135,100       5,246,151

       Capital Markets--2.8%

       Macquarie Bank Ltd.                              193,900       9,595,051
       Perpetual Trustees Australia Ltd.                 80,700       4,487,647
                                                                  -------------
                                                                     14,082,698

       Chemicals--0.7%

       Nufarm Ltd.                                      165,300       1,350,676
       Orica Ltd.                                       119,400       2,048,811
                                                                  -------------
                                                                      3,399,487

       Commercial Banks--4.5%

       Australia & New Zealand Banking
         Group Ltd.                                     359,100       7,472,680
       Commonwealth Bank of Australia                   213,000       7,436,701
       National Australia Bank Ltd.                     263,900       7,319,471
                                                                  -------------
                                                                     22,228,852

       Construction & Engineering--1.3%

       Leighton Holdings Ltd.                           425,700       6,439,952

       Diversified Financial Services--0.5%

       Australian Stock Exchange Ltd.                    96,800       2,439,404

       Health Care Equipment
       & Supplies--0.9%

       Cochlear Ltd.                                    111,400       4,279,053

       IT Services--0.8%

       Computershare Ltd.                               663,400       3,951,523

       Insurance--1.9%

       QBE Insurance Group Ltd.                         516,000       9,401,878

       Media--1.1%

       Publishing & Broadcasting Ltd.                   391,300       5,486,268

       Metals & Mining--3.6%

       BHP Billiton Ltd.                                394,200       8,338,557
       Energy Resources of Australia Ltd.               251,300       2,389,221
       Iluka Resources Ltd.                             248,300       1,386,081
       Zinifex Ltd.                                     597,900       5,433,379
                                                                  -------------
                                                                     17,547,238



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Schedule of Investments (continued)                            (in U.S. dollars)



                                                         Shares
       Industry               Common Stocks                Held        Value



Pacific Basin (continued)

Australia (concluded)

       Transportation Infrastructure--1.4%

       Macquarie Infrastructure Group                 1,579,200   $   3,798,763
       Sydney Roads Group (a)                           526,400         416,055
       Transurban Group                                 501,800       2,678,566
                                                                  -------------
                                                                      6,893,384

       Total Common Stocks in Australia                             101,395,888


China--0.7%

       Electrical Equipment--0.3%

       Suntech Power Holdings Co. Ltd. (a)(e)            45,300       1,313,700

       Oil, Gas & Consumable Fuels--0.4%

       China Shenhua Energy Co. Ltd. Class H          1,170,100       2,070,348

       Total Common Stocks in China                                   3,384,048


Hong Kong--5.7%

       Communications Equipment--0.9%

       ZTE Corp.                                      1,377,600       4,712,015

       Distributors--0.8%

       China Resources Enterprise                     1,655,000       3,766,805

       Electric Utilities--1.6%

       Cheung Kong Infrastructure
         Holdings Ltd.                                2,546,200       8,070,702

       Food Products--0.6%

       Chaoda Modern Agriculture
         Holdings Ltd.                                1,661,500         839,643
       China Mengniu Dairy Co., Ltd.                  1,092,800       1,399,593
       Global Bio-Chem Technology
         Group Co., Ltd.                              2,119,100         705,754
                                                                  -------------
                                                                      2,944,990

       Marine--0.6%

       NWS Holdings Ltd.                              1,439,300       2,920,520

       Real Estate Management
       & Development--0.2%

       Midland Holdings Ltd.                          2,132,300         948,694

       Transportation Infrastructure--1.0%

       COSCO Pacific Ltd.                             1,106,600       2,481,641
       China Merchants Holdings International
         Co., Ltd.                                      796,800       2,346,317
                                                                  -------------
                                                                      4,827,958

       Total Common Stocks in Hong Kong                              28,191,684


India--11.6%

       Auto Components--0.2%

       Bharat Forge Ltd.                                133,400         928,224

       Automobiles--0.6%

       Tata Motors Ltd.                                 163,300       2,968,246

       Commercial Banks--0.7%

       ICICI Bank Ltd.                                   68,318         877,116
       ICICI Bank Ltd. (e)                              101,000       2,695,690
                                                                  -------------
                                                                      3,572,806

       Construction & Engineering--1.2%

       Jaiprakash Associates Ltd.                       151,100       1,406,284
       Larsen & Toubro Ltd.                              82,500       4,261,510
                                                                  -------------
                                                                      5,667,794



                                                         Shares
       Industry               Common Stocks                Held        Value

Pacific Basin (continued)

India (concluded)

       Electrical Equipment--0.7%

       Bharat Heavy Electricals Ltd.                     72,100   $   3,503,129

       Hotels, Restaurants & Leisure--0.1%

       Indian Hotels Co. Ltd.                            25,300         701,561

       Household Products--0.7%

       Hindustan Lever Ltd.                             670,900       3,380,090

       IT Services--2.8%

       Infosys Technologies Ltd.                        126,200       4,898,843
       Satyam Computer Services Ltd.                    327,100       5,681,987
       Tata Consultancy Services Ltd.                   155,000       3,324,331
                                                                  -------------
                                                                     13,905,161

       Industrial Conglomerates--0.2%

       Siemens India Ltd.                                51,000       1,148,390

       Machinery--0.5%

       Sterlite Industries India Ltd.                   252,200       2,245,602

       Media--0.3%

       ZEE Telefilms Ltd.                               245,600       1,457,186

       Metals & Mining--1.1%

       Hindalco Industries Ltd.                         896,000       3,314,632
       Hindustan Zinc Ltd.                              165,600       2,004,210
                                                                  -------------
                                                                      5,318,842

       Oil, Gas & Consumable Fuels--0.8%

       Reliance Industries Ltd.                         162,200       3,894,578

       Pharmaceuticals--0.9%

       Cipla Ltd.                                       325,250       1,754,680
       Sun Pharmaceuticals Industries Ltd.              137,200       2,680,464
                                                                  -------------
                                                                      4,435,144

       Wireless Telecommunication
       Services--0.8%

       Bharti Tele-Ventures Ltd. (a)                    343,700       3,035,949
       Reliance Communication
         Ventures Ltd. (a)                              162,200       1,039,216
                                                                  -------------
                                                                      4,075,165

       Total Common Stocks in India                                  57,201,918


Japan--10.0%

       Automobiles--0.6%

       Toyota Motor Corp.                                57,100       3,101,224

       Capital Markets--1.0%

       Nomura Holdings, Inc.                            250,000       4,838,641

       Chemicals--1.6%

       JSR Corp.                                        107,000       2,549,900
       Mitsubishi Rayon Co., Ltd.                       294,000       2,030,439
       Toho Tenax Co. Ltd. (a)                          147,900       1,012,608
       Toray Industries, Inc.                           295,000       2,354,265
                                                                  -------------
                                                                      7,947,212

       Commercial Banks--1.2%

       Mizuho Financial Group, Inc.                         350       2,831,990
       Sumitomo Mitsui Financial Group, Inc.                300       3,376,391
                                                                  -------------
                                                                      6,208,381



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Schedule of Investments (concluded)                            (in U.S. dollars)



                                                         Shares
       Industry               Common Stocks                Held        Value

Pacific Basin (continued)

Japan (concluded)

       Commercial Services &
       Supplies--0.3%

       Park24 Co. Ltd.                                   42,700   $   1,310,654

       Construction & Engineering--0.6%

       Chiyoda Corp.                                    131,500       2,887,091

       Electrical Equipment--1.0%

       Matsushita Electric Works Ltd.                   456,000       4,867,732

       Food & Staples Retailing--1.1%

       Seven & I Holdings Co. Ltd.                      150,000       5,307,584

       Household Durables--1.0%

       Matsushita Electric Industrial Co., Ltd.         229,500       4,911,498

       Oil, Gas & Consumable Fuels--1.0%

       Inpex Holdings, Inc. (a)                             300       2,660,187
       Nippon Oil Corp.                                 301,000       2,289,227
                                                                  -------------
                                                                      4,949,414

       Specialty Retail--0.6%

       Yamada Denki Co., Ltd.                            28,500       3,061,773

       Total Common Stocks in Japan                                  49,391,204


South Korea--1.7%

       Auto Components--0.3%

       Hankook Tire Co. Ltd.                            127,200       1,693,354

       Automobiles--0.5%

       Hyundai Motor Co.                                 29,100       2,451,482



                                                         Shares
       Industry               Common Stocks                Held        Value

Pacific Basin (concluded)

South Korea (concluded)

       Semiconductors & Semiconductor
       Equipment--0.9%

       Samsung Electronics Co., Ltd.                      6,300   $   4,258,970

       Total Common Stocks
       in South Korea                                                 8,403,806

       Total Common Stocks in
       the Pacific Basin--50.3%                                     247,968,548

       Total Common Stocks
       (Cost--$418,054,381)--98.5%                                  485,436,951




                                                     Beneficial
       Short-Term Securities                           Interest

       Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I, 5.11% (b)(c)          $13,151,905      13,151,905

       Merrill Lynch Liquidity Series, LLC
         Money Market Series, 5.33% (b)(c)(f)           851,200         851,200

       Total Short-Term Investments
       (Cost--$14,003,105)--2.9%                                     14,003,105

Total Investments  (Cost--$432,057,486*)--101.4%                    499,440,056
Liabilities in Excess of Other Assets--(1.4%)                       (6,656,249)
                                                                  -------------
Net Assets--100.0%                                                $ 492,783,807
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments as of August 31, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                                  $   432,059,738
                                                    ===============
    Gross unrealized appreciation                        79,295,160
    Gross unrealized depreciation                      (11,914,842)
                                                    ---------------
    Net unrealized appreciation                     $    67,380,318
                                                    ===============


(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                   $  9,611,445      $272,929
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                   $(6,092,800)      $ 25,879


(c) Represents the current yield as of August 31, 2006.

(d) Security, or a portion of security, is on loan.

(e) Depositary receipts.

(f) Security was purchased with the cash proceeds from securities loans.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry and geographical classifications are unaudited.

       See Notes to Financial Statements.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006


Statement of Assets and Liabilities

As of August 31, 2006
Assets

       Investments in unaffiliated securities, at value (including securities loaned of $835,840)
       (identified cost--$418,054,381)                                                                            $   485,436,951
       Investments in affiliated securities, at value (identified cost--$14,003,105)                                   14,003,105
       Foreign cash (cost--$877,276)                                                                                      863,805
       Cash                                                                                                               518,212
       Receivables:
           Securities sold                                                                     $     3,690,856
           Dividends                                                                                 1,006,726
           Capital shares sold                                                                          48,582
           Securities lending                                                                            1,926          4,748,090
                                                                                               ---------------
       Prepaid expenses                                                                                                   148,814
                                                                                                                  ---------------
       Total assets                                                                                                   505,718,977
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                          851,200
       Deferred foreign capital gain tax                                                                                  307,727
       Payables:
           Securities purchased                                                                      9,991,980
           Capital shares redeemed                                                                     976,284
           Investment adviser                                                                          270,316
           Distributor                                                                                 149,522
           Other affiliates                                                                             77,001         11,465,103
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             311,140
                                                                                                                  ---------------
       Total liabilities                                                                                               12,935,170
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   492,783,807
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $     1,812,493
       Class B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                      516,793
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      469,058
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    1,137,473
       Class R Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                       11,988
       Paid-in capital in excess of par                                                                               869,347,397
       Undistributed investment income--net                                                    $       101,750
       Accumulated realized capital losses--net                                                  (447,691,367)
       Unrealized appreciation--net                                                                 67,078,222
                                                                                               ---------------
       Total accumulated losses--net                                                                                (380,511,395)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   492,783,807
                                                                                                                  ===============
Net Asset Value

       Class A--Based on net assets of $227,791,617 and 18,124,926 shares outstanding                             $         12.57
                                                                                                                  ===============
       Class B--Based on net assets of $62,389,792 and 5,167,929 shares outstanding                               $         12.07
                                                                                                                  ===============
       Class C--Based on net assets of $56,566,949 and 4,690,581 shares outstanding                               $         12.06
                                                                                                                  ===============
       Class I--Based on net assets of $144,560,405 and 11,374,734 shares outstanding                             $         12.71
                                                                                                                  ===============
       Class R--Based on net assets of $1,475,044 and 119,884 shares outstanding                                  $         12.30
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006


Statement of Operations

For the Year Ended August 31, 2006
Investment Income

       Dividends (net of $329,053 foreign withholding tax)                                                        $     8,674,748
       Interest from affiliates                                                                                           272,929
       Securities lending--net                                                                                             25,879
                                                                                                                  ---------------
       Total income                                                                                                     8,973,556
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     3,737,026
       Account maintenance and distribution fees--Class B                                            1,089,410
       Account maintenance and distribution fees--Class C                                              572,418
       Account maintenance fees--Class A                                                               489,908
       Transfer agent fees--Class A                                                                    381,869
       Transfer agent fees--Class B                                                                    280,324
       Transfer agent fees--Class I                                                                    276,024
       Custodian fees                                                                                  264,356
       Accounting services                                                                             217,013
       Transfer agent fees--Class C                                                                    139,470
       Professional fees                                                                                77,613
       Printing and shareholder reports                                                                 73,237
       Directors' fees and expenses                                                                     67,016
       Registration fees                                                                                65,812
       Pricing fees                                                                                      9,997
       Account maintenance and distribution fees--Class R                                                6,048
       Transfer agent fees--Class R                                                                      2,492
       Other                                                                                            38,426
                                                                                               ---------------
       Total expenses                                                                                                   7,788,459
                                                                                                                  ---------------
       Investment income--net                                                                                           1,185,097
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments (including $712,017 foreign capital gain tax)--net                           82,434,787
           Options written--net                                                                         56,381
           Foreign currency transactions--net                                                        (486,211)         82,004,957
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments (including $136,012 deferred foreign capital gain credit)--net                4,969,180
           Foreign currency transactions--net                                                           87,903          5,057,083
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         87,062,040
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    88,247,137
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     1,185,097    $     4,840,743
       Realized gain--net                                                                           82,004,957         90,531,489
       Change in unrealized appreciation/depreciation--net                                           5,057,083         20,108,057
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         88,247,137        115,480,289
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                 (1,202,472)           (18,378)
           Class B                                                                                   (867,598)                 --
           Class C                                                                                   (259,084)                 --
           Class I                                                                                 (1,768,759)          (328,352)
           Class R                                                                                    (12,520)              (303)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                         (4,110,433)          (347,033)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (67,333,645)      (158,083,866)
                                                                                               ---------------    ---------------

Redemption Fee

       Redemption fee                                                                                      214                 32
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                      16,803,273       (42,950,578)
       Beginning of year                                                                           475,980,534        518,931,112
                                                                                               ---------------    ---------------
       End of year*                                                                            $   492,783,807    $   475,980,534
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       101,750    $     4,225,314
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006


Financial Highlights

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                 For the Year Ended August 31,                  For the Year Ended August 31,
the financial statements.            2006     2005      2004     2003     2002        2006     2005     2004      2003     2002
Per Share Operating Performance

Net asset value, beginning
of year                           $   10.60  $  8.47  $  7.51   $  6.95  $  9.44   $  10.17   $  8.19  $  7.32   $  6.83  $  9.35
                                  ----------------------------------------------   ----------------------------------------------
Investment income (loss)--net**         .06      .13      .07       .03    (.02)      (.06)       .05    --+++     (.03)    (.08)
Realized and unrealized
gain (loss)--net                     2.05++   2.00++    .89++       .53   (2.47)     2.00++    1.93++    .87++       .52   (2.44)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations       2.11     2.13      .96       .56   (2.49)       1.94      1.98      .87       .49   (2.52)
                                  ----------------------------------------------   ----------------------------------------------
Less dividends from investment
   income--net                        (.14)      --+       --        --       --      (.04)        --       --        --       --
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $   12.57  $ 10.60  $  8.47   $  7.51  $  6.95   $  12.07   $ 10.17  $  8.19   $  7.32  $  6.83
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                            20.13%   25.17%   12.78%     8.06% (26.38%)     19.18%    24.18%   11.89%     7.17% (26.95%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses                              1.35%    1.38%    1.37%     1.42%    1.31%      2.18%     2.16%    2.16%     2.22%    2.09%
                                  ==============================================   ==============================================
Investment income (loss)--net          .53%    1.35%     .87%      .40%   (.18%)     (.56%)      .56%     .05%    (.43%)   (.99%)
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $ 227,792 $ 93,408  $98,519  $110,092 $130,310   $ 62,390  $212,353 $252,691  $327,483 $456,393
                                  ==============================================   ==============================================
Portfolio turnover                   80.33%  108.95%   71.91%   121.00%  105.73%     80.33%   108.95%   71.91%   121.00%  105.73%
                                  ==============================================   ==============================================

     * Total investment return excludes the effects of sales charges.

    ** Based on average shares outstanding.

     + Amount is less than $(.01) per share.

    ++ Includes redemption fee, which is less than $.01 per share.

   +++ Amount is less than $.01 per share.

       See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006


Financial Highlights (continued)

The following per share data                            Class C                                        Class I
and ratios have been derived
from information provided in                 For the Year Ended August 31,                  For the Year Ended August 31,
the financial statements.            2006     2005      2004     2003     2002        2006     2005     2004      2003     2002
Per Share Operating Performance

Net asset value, beginning
of year                           $   10.17  $  8.19  $  7.32   $  6.83  $  9.36   $  10.72   $  8.56  $  7.58   $  7.00  $  9.48
                                  ----------------------------------------------   ----------------------------------------------
Investment income (loss)--net**       (.04)      .05      --+     (.03)    (.08)        .09       .16      .09       .04      --+
Realized and unrealized
gain (loss)--net                     1.98++   1.93++    .87++       .52   (2.45)     2.07++    2.03++    .89++       .54   (2.48)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations       1.94     1.98      .87       .49   (2.53)       2.16      2.19      .98       .58   (2.48)
                                  ----------------------------------------------   ----------------------------------------------
Less dividends from investment
   income--net                        (.05)       --       --        --       --      (.17)     (.03)       --        --       --
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of year      $   12.06  $ 10.17  $  8.19   $  7.32  $  6.83   $  12.71   $ 10.72  $  8.56   $  7.58  $  7.00
                                  ==============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                            19.15%   24.18%   11.89%     7.17% (27.03%)     20.41%    25.58%   12.93%     8.29% (26.16%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses                              2.16%    2.18%    2.18%     2.24%    2.11%      1.12%     1.13%    1.13%     1.16%    1.06%
                                  ==============================================   ==============================================
Investment income (loss)--net        (.36%)     .55%     .05%    (.43%)   (.99%)       .71%     1.60%    1.05%      .63%     .04%
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of year
(in thousands)                    $  56,567 $ 55,507 $ 60,771  $ 72,249 $ 95,117   $144,560  $114,007 $106,785  $133,096 $ 55,525
                                  ==============================================   ==============================================
Portfolio turnover                   80.33%  108.95%   71.91%   121.00%  105.73%     80.33%   108.95%   71.91%   121.00%  105.73%
                                  ==============================================   ==============================================

     * Total investment return excludes the effects of sales charges. Effective December 28, 2005,
       Class I Shares are no longer subject to any front-end sales charge.

    ** Based on average shares outstanding.

     + Amount is less than $.01 per share.

    ++ Includes redemption fee, which is less than $.01 per share.

       See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006


Financial Highlights (concluded)
                                                                                                  Class R

                                                                                                                   For the Period
                                                                                                                     January 3,
                                                                                                                     2003++ to
The following per share data and ratios have been derived                     For the Year Ended August 31,          August 31,
from information provided in the financial statements.                      2006           2005           2004          2003
Per Share Operating Performance

       Net asset value, beginning of period                               $    10.42     $     8.36     $     7.39     $     6.50
                                                                          ----------     ----------     ----------     ----------
       Investment income--net**                                                  .03            .06            .08            .06
       Realized and unrealized gain--net                                    2.00++++       2.01++++        .89++++            .83
                                                                          ----------     ----------     ----------     ----------
       Total from investment operations                                         2.03           2.07            .97            .89
                                                                          ----------     ----------     ----------     ----------
       Less dividends from investment income--net                              (.15)          (.01)             --             --
                                                                          ----------     ----------     ----------     ----------
       Net asset value, end of period                                     $    12.30     $    10.42     $     8.36     $     7.39
                                                                          ==========     ==========     ==========     ==========

Total Investment Return

       Based on net asset value per share                                     19.78%         24.81%         13.13%      13.69%+++
                                                                          ==========     ==========     ==========     ==========

Ratios to Average Net Assets

       Expenses                                                                1.62%          1.79%          1.56%         1.64%*
                                                                          ==========     ==========     ==========     ==========
       Investment income--net                                                   .23%           .99%          1.36%          .66%*
                                                                          ==========     ==========     ==========     ==========

Supplemental Data

       Net assets, end of period (in thousands)                           $    1,475     $      705     $      166        --+++++
                                                                          ==========     ==========     ==========     ==========
       Portfolio turnover                                                     80.33%        108.95%         71.91%        121.00%
                                                                          ==========     ==========     ==========     ==========

         * Annualized.

        ** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Includes redemption fee, which is less than $.01 per share.

       +++ Aggregate total investment return.

     +++++ Amount is less than $1,000.

           See Notes to Financial Statements.


BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Global Growth Fund, Inc. was renamed BlackRock Global Growth Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders have voting rights with respect to material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuations of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Notes to Financial Statements (continued)



(e) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the fund's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,198,228 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to the characterization of expenses and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended August 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                      $ 2,432           $ 31,656
Class I                                      $    37           $    520


For the year ended August 31, 2006, MLPF&S received contingent deferred sales charges of $26,991 and $1,866 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the year ended August 31, 2006, MLIM, LLC received $10,749 in securities lending agent fees.

In addition, MLPF&S received $78,110 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2006.

For the year ended August 31, 2006, the Fund reimbursed MLIM $10,003 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. This transaction will close on September 29, 2006.

On August 31, 2006, shareholders of the Fund approved a new Investment
Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors LLC. The new advisory agreement will become effective on September 29, 2006, and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate, under which the Manager pays the Sub-Adviser, for services it provides, a fee equal to 74% of the management fee paid to the Manager.

In connection with the closing, the Fund's Transfer Agent will become PFPC, Inc., an affiliate of the Fund. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., will become an additional distributor. MLIM, LLC, the security lending agent, will become BlackRock Investment Management, LLC.

During the year ended August 31, 2006, certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2006 were $394,933,331 and $459,383,652, respectively.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Notes to Financial Statements (continued)


Transactions in call options written for the year ended August 31, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of period                            --    $            --
Options written                                  117             56,381
Options expired                                (117)           (56,381)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                                  --    $            --
                                     ===============    ===============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $67,333,645 and $158,083,866 for the years ended August 31, 2006 and
August 31, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                  670,623    $     8,014,274
Automatic conversion of shares            12,740,197        139,976,542
Shares issued to shareholders in
   reinvestment of dividends                  98,021          1,038,037
                                     ---------------    ---------------
Total issued                              13,508,841        149,028,853
Shares redeemed                          (4,197,434)       (49,939,944)
                                     ---------------    ---------------
Net increase                               9,311,407    $    99,088,909
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                  447,117    $     4,437,307
Automatic conversion of shares             1,143,256         11,239,018
Shares issued to shareholders in
   reinvestment of dividends                   1,629             15,927
                                     ---------------    ---------------
Total issued                               1,592,002         15,692,252
Shares redeemed                          (4,414,664)       (43,470,746)
                                     ---------------    ---------------
Net decrease                             (2,822,662)    $  (27,778,494)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                  496,259    $     5,638,554
Shares issued to shareholders in
   reinvestment of dividends                  68,120            697,544
                                     ---------------    ---------------
Total issued                                 564,379          6,336,098
                                     ---------------    ---------------
Shares redeemed                          (3,080,537)       (34,147,393)
Automatic conversion of shares          (13,194,130)      (139,976,542)
                                     ---------------    ---------------
Total redeemed                          (16,274,667)      (174,123,935)
                                     ---------------    ---------------
Net decrease                            (15,710,288)    $ (167,787,837)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                  587,073    $     5,539,334
                                     ---------------    ---------------
Shares redeemed                          (9,385,041)       (88,290,410)
Automatic conversion of shares           (1,186,494)       (11,239,018)
                                     ---------------    ---------------
Total redeemed                          (10,571,535)       (99,529,428)
                                     ---------------    ---------------
Net decrease                             (9,984,462)    $  (93,990,094)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                  393,750    $     4,525,444
Shares issued to shareholders in
   reinvestment of dividends                  20,949            214,314
                                     ---------------    ---------------
Total issued                                 414,699          4,739,758
Shares redeemed                          (1,183,250)       (13,306,797)
                                     ---------------    ---------------
Net decrease                               (768,551)    $   (8,567,039)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                  153,023    $     1,456,895
Shares redeemed                          (2,117,704)       (20,000,455)
                                     ---------------    ---------------
Net decrease                             (1,964,681)    $  (18,543,560)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                3,915,075    $    47,655,298
Shares issued to shareholders in
   reinvestment of dividends                 150,886          1,611,469
                                     ---------------    ---------------
Total issued                               4,065,961         49,266,767
Shares redeemed                          (3,327,538)       (39,927,624)
                                     ---------------    ---------------
Net increase                                 738,423    $     9,339,143
                                     ===============    ===============



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Notes to Financial Statements (concluded)


Class I Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                1,960,452    $    19,328,613
Shares issued to shareholders in
   reinvestment of dividends                  30,133            297,417
                                     ---------------    ---------------
Total issued                               1,990,585         19,626,030
Shares redeemed                          (3,824,180)       (37,876,778)
                                     ---------------    ---------------
Net decrease                             (1,833,595)    $  (18,250,748)
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                   71,002    $       813,712
Shares issued to shareholders in
   reinvestment of dividends                   1,205             12,520
                                     ---------------    ---------------
Total issued                                  72,207            826,232
Shares redeemed                             (20,036)          (233,053)
                                     ---------------    ---------------
Net increase                                  52,171    $       593,179
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended August 31, 2005                         Shares             Amount

Shares sold                                   67,626    $       670,119
Shares issued to shareholders in
   reinvestment of dividends                      32                303
                                     ---------------    ---------------
Total issued                                  67,658            670,422
Shares redeemed                             (19,765)          (191,392)
                                     ---------------    ---------------
Net increase                                  47,893    $       479,030
                                     ===============    ===============


The Fund generally charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 23, 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended August 31, 2006.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 was as follows:


                                           8/31/2006          8/31/2005
Distributions paid from:
   Ordinary income                   $     4,110,433    $       347,033
                                     ---------------    ---------------
Total taxable distributions          $     4,110,433    $       347,033
                                     ===============    ===============


As of August 31, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $       101,750
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               101,750
Capital loss carryforward                                (447,689,115)*
Unrealized gains--net                                      67,075,970**
                                                        ---------------
Total accumulated losses--net                           $ (380,511,395)
                                                        ===============




 * On August 31, 2006, the Fund had a net capital loss carryforward of $447,689,115, of which $7,928,271 expires in 2008, $3,964,136 expires in 2009, $83,247,809 expires in 2010 and $352,548,899 expires in 2011. Subject to limitations, this amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales.


7. Share Class Redesignation:
Effective October 2, 2006, Class A, Class B, Class C and Class I Shares will be redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares will remain as Class R Shares.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Global Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Growth Fund, Inc., (formerly Merrill Lynch Global Growth Fund, Inc.) as of August 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended August 31, 2005 and the financial highlights for each of the four years in the period ended August 31, 2005 were audited by other auditors whose report, dated October 14, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Growth Fund, Inc. as of August 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 19, 2006



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distribution paid by BlackRock Global Growth Fund, Inc. to shareholders of record on October 11, 2005:

Qualified Dividend Income for Individuals                                        100%*
Dividends Qualifying for the Dividends Received Deduction for Corporations       100%*
Foreign Source Income                                                             61%*
Foreign Taxes Paid Per Share                                                 $.011588

 * Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Disclosure of Investment Advisory Agreement


The Board of Directors met in March 2006 to consider approval of the Fund's management agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), the Fund's manager at that time, and the sub-advisory agreement on behalf of the Fund between MLIM and Merrill Lynch Asset Management U.K. Limited, an affiliate.


Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only association with MLIM or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by MLIM or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


MLIM Management Agreement--Matters Considered by the Board

Every year, the Board reviews and considers approval of the Fund's management agreement and any sub-advisory agreement. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the manager, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the manager and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the manager and its affiliates.

The Board noted its view of MLIM as one of the most experienced global asset management firms and considered the overall services provided by MLIM to be of high quality. The Board also noted its view of MLIM as financially sound and well managed and noted MLIM's affiliation with one of America's largest financial firms. The Board works closely with the manager in overseeing the manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the manager taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the management agreement and any sub-advisory agreement, the Board requests and receives materials specifically relating to the management agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profit-ability to the manager and its affiliates of the management agreement, the sub-advisory agreement and certain other relationships with the Fund; and (e) information provided by the manager concerning management fees charged to other clients, such as retail insurance funds, under similar investment mandates. Since the sub-advisory services were provided by an affiliate of MLIM, and no additional fee is paid for these services, the Board considered the existing sub-advisory agreement and the management agreement between the Fund and MLIM (the "MLIM Management Agreement") together. The Board also considers other matters it deems important to the approval process, such as payments made to the manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the manager of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the manager, the sub-adviser and their affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Certain Specific Renewal Data

In connection with the most recent renewal of the MLIM Management Agreement and sub-advisory agreement in March 2006, the independent directors' and Board's review included the following:

Services Provided by the Manager--The Board reviewed the nature, extent and quality of services provided by MLIM and the sub-adviser, including the management services and the resulting performance of the Fund. The Board focused primarily on MLIM's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended November 30, 2005, the Fund's performance after fees and expenses ranked in the second quintile of a comparable group of funds for the one-year period, in the third quintile for the three-year period and in the fifth quintile for the five-year period. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the MLIM Management Agreement.

MLIM's Personnel and Investment Process--The Board reviewed the Fund's investment objectives and strategies. The Board discussed with MLIM's senior management responsible for investment operations and the senior management of MLIM's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of MLIM's investment staff, its use of technology, and MLIM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed MLIM's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and associate portfolio manager at that time, Mr. Fuller and Mr. Burke. The Board considered the extensive experience of MLIM and its investment staff in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that experience.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by MLIM to other types of clients with similar investment mandates, such as a retail insurance fund. The Board noted that the fees charged for the retail insurance fund were comparable to those being charged to the Fund. The Board noted that the Fund's actual and contractual management fees and actual total expenses including investment-related expenses were lower than the medians of fees and expenses of comparable funds as classified by Lipper. The Board concluded that the Fund's management fee rate and overall expense ratio were acceptable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the manager and the manager's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the manager and its affiliates. As part of its analysis, the Board reviewed MLIM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of MLIM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board concluded that the Fund's management fee, which includes a breakpoint, appropriately allows shareholders to participate in the benefits of economies of scale.


Conclusion

After the independent Directors deliberated in executive session, the entire Board, including all of the independent Directors, approved the renewal of the existing MLIM Management Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Merrill Lynch Investment Managers, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 8, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



* that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

* that in March 2006, the Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Fund's portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. The directors were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other, comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Previous Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. The directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. The directors noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 16 - 17, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006


Officers and Directors

                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  Vice Chairman and Director of BlackRock, and     129 Funds      None
P.O. Box 9011           and          present  Global Chief Investment Officer for Equities,    174 Portfolios
Princeton,              Director              Chairman of the BlackRock Private Client
NJ 08543-9011                                 Operating Committee, and member of the
Age: 52                                       BlackRock Executive Committee since 2006;
                                              President of the Funds advised by Merrill Lynch
                                              Investment Managers ("MLIM") and its affiliates
                                              ("MLIM/FAM-advised funds") from 2005 to
                                              2006 and Chief Investment Officer thereof from
                                              2001 to 2006; President of MLIM and Fund
                                              Asset Management, L.P. ("FAM") from 2001
                                              to 2006; Co-Head (Americas Region) thereof
                                              from 2000 to 2001 and Senior Vice President
                                              from 1999 to 2001; President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") since 2001; President of Princeton
                                              Administrators, L.P. ("Princeton Administrators")
                                              from 2001 to 2006; Chief Investment Officer
                                              of OppenheimerFunds, Inc. in 1999 and
                                              Executive Vice President thereof from 1991
                                              to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser.
   Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006


Officers and Directors (continued)

                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


Donald W. Burton        Director     2002 to  General Partner of The Burton Partnership,       21 Funds       ITC DeltaCom,
P.O. Box 9095                        present  Limited Partnership (an investment partnership)  38 Portfolios  Inc.; Symbion
Princeton,                                    since 1979; Managing General Partner of The                     Inc.
NJ 08543-9095                                 South Atlantic Venture Funds since 1983; Member
Age: 62                                       of the Investment Advisory Council of the Florida
                                              State Board of Administration since 2001.


John Francis O'Brien    Director     2005 to  President and Chief Executive Officer of         21 Funds       Cabot
P.O. Box 9095                        present  Allmerica Financial Corporation (financial       38 Portfolios  Corporation
Princeton,                                    services holding company) from 1995 to 2002                     (chemicals);
NJ 08543-9095                                 and Director from 1995 to 2003; President of                    LKQ Corporation
Age: 63                                       Allmerica Investment Management Co., Inc.                       (auto parts
                                              (investment adviser) from 1989 to 2002, Director                manufacturing)
                                              from 1989 to 2002 and Chairman of the Board from                and TJX Companies,
                                              1989 to 1990; President, Chief Executive Officer                Inc. (retailer)
                                              and Director of First Allmerica Financial Life
                                              Insurance Company from 1989 to 2002 and Director of
                                              various other Allmerica Financial companies until
                                              2002; Director from 1989 to 2006, Member of
                                              the Governance Nominating Committee from
                                              2004 to 2006, Member of the Compensation
                                              Committee from 1989 to 2006 and Member of
                                              the Audit Committee from 1990 to 2004 of
                                              ABIOMED; Director, Member of the Governance
                                              and Nomination Committee and Member of the
                                              Audit Committee of Cabot Corporation since
                                              1990; Director and Member of the Audit Committee
                                              and Compensation Committee of LKQ Corporation
                                              since 2003; Lead Director of TJX Companies, Inc.
                                              since 1999; Trustee of the Woods Hole Oceanographic
                                              Institute since 2003.


David H. Walsh          Director     2003 to  Consultant with Putnam Investments from 1993     21 Funds       None
P.O. Box 9095                        present  to 2003, and employed in various capacities      38 Portfolios
Princeton,                                    therewith from 1973 to 1992; Director,
NJ 08543-9095                                 Massachusetts Audubon Society from 1990 to
Age: 64                                       1997; Director, The National Audubon Society
                                              from 1998 to 2005; Director, The American
                                              Museum of Fly Fishing since 1997.


Fred G. Weiss**         Director     1998 to  Managing Director of FGW Associates since        21 Funds       Watson
P.O. Box 9095                        present  1997; Vice President, Planning, Investment       38 Portfolios  Pharmaceuticals,
Princeton,                                    and Development of Warner Lambert Co. from                      Inc.
NJ 08543-9095                                 1979 to 1997; Director of the Michael J. Fox
Age: 65                                       Foundation for Parkinson's Research since 2000;
                                              Director of BTG International Plc (a global
                                              technology commercialization company)
                                              since 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1997 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011           President    present  from 2005 to 2006 and Treasurer thereof from 1999 to 2006; First Vice President of
Princeton,              and          and      MLIM and FAM from 1997 to 2005; Senior Vice President and Treasurer of Princeton
NJ 08543-9011           Treasurer    1999 to  Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM
Age: 46                              present  Distributors, Inc. ("FAMD") from 1999 to 2006 and Director from 2004 to 2006; Vice
                                              President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
                                              1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds from 2004 to 2006.


Thomas E. Burke         Vice         2006 to  Director of BlackRock since 2006; Director of MLIM from 1998 to 2006.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 48


Jeffrey Hiller          Fund         2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
P.O. Box 9011           Chief        present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
Princeton,              Compliance            Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
NJ 08543-9011           Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
Age: 55                                       Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                        present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                    from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004
NJ 08543-9011                                 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent

Pre Transaction
(Until September 29, 2006)
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville FL 32246-6484


Post Transaction
(After September 29, 2006)
PFPC Inc.
Wilmington, DE 19809


 Laurie Simon Hodrick resigned as a Director of the Fund effective May 1, 2006.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Proxy Results


During the six-month period ended August 31, 2006, BlackRock Global Growth Fund, Inc.'s shareholders voted on the following proposals. On August 15, 2006, the meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

                                                             Shares Voted   Shares Voted   Shares Voted
                                                                 For          Against        Abstain
1. To approve a new investment advisory agreement.            19,871,465      725,934        534,737

3. To approve a contingent subadvisory agreement.             19,816,220      750,294        565,621


Change in Fund's Independent Registered Public Accounting Firm


On August 28, 2006, Ernst & Young llp ("E&Y") resigned as the Independent Registered Public Accounting Firm of BlackRock Global Growth Fund, Inc. (the "Fund").

E&Y's reports on the financial statements of the Fund for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 28, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in item 304(a)(1)(v) of Regulation S-K).

The Audit Committee of the Fund's Board of Directors approved the engagement of Deloitte & Touche llp as the Fund's Independent Registered Public Accounting Firm for the fiscal year ended August 31, 2006.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Log into your account


BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1,
           2006), (3) John F. O'Brien, (4) David H. Walsh and (5) Fred G.
           Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 -   Principal Accountant Fees and Services

           Note: The Fund changed auditors effective August, 28, 2006. Prior to that date, Ernst & Young LLP provided services as the Fund's independent registered public accountant.

           (a) Audit Fees -       Fiscal Year Ending August 31, 2006 - $37,800
                                  Fiscal Year Ending August 31, 2005 - $40,000

           (b) Audit-Related Fees -
                                  Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           (c) Tax Fees -         Fiscal Year Ending August 31, 2006 - $6,000
                                  Fiscal Year Ending August 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -   Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending August 31, 2006 - $3,098,500
               Fiscal Year Ending August 31, 2005 - $7,377,027

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Global Growth Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Growth Fund, Inc.


Date: October 19, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Global Growth Fund, Inc.


Date: October 19, 2006


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Global Growth Fund, Inc.


Date: October 19, 2006